Exhibit 99.2

Supplemental Operating and Financial Data First Quarter 2012

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-5	Tenant Analysis
		20 Largest Tenants with Annualized Rent and Remaining Term	17
Key Financial Data		20 Largest Tenants, Industry Profile	18
Financial Highlights	6	Lease Expirations by Square Feet	19
Income Statements	7	Lease Expirations with Annualized Rent per Square Foot	20
Balance Sheets	8	Percentage of Leased Space by Property	21
Cash Flow Statements	9
Property Net Operating Income (NOI): Cash and GAAP Basis	10	Transactional Drivers
Capital Analysis	11	Capital Recycling	22

Portfolio Overview		FFO Reconciliation	23
Property by Form of FSP Participation	12	FFO Definition	24
Regional Analysis and Map	13	FAD Reconciliation and Definition	25
Owned Property List	14	EBITDA Reconciliation and Definition	26
Properties with Annualized Rent per Square Foot	15	NOI Reconciliation and Definition	27
Capital Expenditures	16

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

March 31, 2012	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer that previously sponsored the organization of single-purpose entities that own real estate and the private placement of equity in those entities, which we refer to as “Sponsored REITs”.

Our Business

As of March 31, 2012, the Company owned and operated a portfolio of real estate consisting of 36 properties, managed 16 Sponsored REITs and held eight promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Strategy

FSP’s investment strategy is to make direct investments in real estate assets. Our primary type of real estate asset is suburban office properties. The Company believes that real estate, in general, and suburban office real estate, in particular, is a cyclical asset class, and FSP tries to minimize the risk of investing in that cyclical asset class by maintaining a low to moderate level of debt at the corporate level and historically has not had secured debt at the property level. FSP believes that matching a low to moderate leverage ratio with investments in the cyclical suburban office asset class will allow it to take advantage of disposition opportunities during peaks in the cycles and protect its investments from foreclosure or refinancing risk during the lows of the cycles. In addition to maintaining modest leverage, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential through geographical diversification by owning a portfolio of properties in varied markets that have sound long-term economic growth potential.

Snapshot
(as of March 31, 2012)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	36
Total Square Feet	7.1 Million
Common Shares Outstanding	82,937,405
Quarterly Dividend	$0.19
Dividend Yield	7.2%
Total Market Capitalization	$1.4 Billion
Insider Holdings	12.1%

March 31, 2012	3

Company Overview

FSP selects acquisitions based on market and/or property specific criteria, and actively manages the properties to maximize current income and long term appreciation in value. Attempting to invest more heavily in property near the perceived bottom of market cycles and likewise disposing of properties near the perceived top of the market cycles is a natural consequence of our flexible lower leverage model. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends.

Structure of the Company

FSP has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director, Member, Audit Committee and	Executive Vice President, General
Chairman of the Board	Member, Compensation Committee	Counsel and Assistant Secretary

Barbara J. Fournier	Georgia Murray	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Director, Chair, Compensation Committee and	Executive Vice President and
Treasurer, Secretary and Director	Member, Audit Committee	Chief Investment Officer

Janet Notopoulos	Barry Silverstein	John G. Demeritt
Executive Vice President and Director	Director, Member, Audit Committee and	Executive Vice President and
	Member, Compensation Committee	Chief Financial Officer
John N. Burke
Director, Chair, Audit Committee and
Member, Compensation Committee

March 31, 2012	4

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquiries should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10
High Price	$ 11.14	$ 13.08	$ 13.91	$ 14.25	$ 15.63	$ 14.42	$ 12.86	$ 15.70
Low Price	$ 9.43	$ 9.90	$ 10.49	$ 12.00	$ 13.52	$ 12.20	$ 10.99	$ 11.04
Closing Price, at the end of the quarter	$ 10.60	$ 9.95	$ 11.31	$ 12.91	$ 14.07	$ 14.25	$ 12.42	$ 11.81
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	7.2%	7.64%	6.72%	5.89%	5.40%	5.33%	6.12%	6.44%
Common shares outstanding (millions)	82.94	82.94	82.94	81.44	81.44	81.44	79.84	79.68

Timing

Quarterly and Annual results are expected to be announced during the week ending on these dates:

First Quarter:	3-May-13	Third Quarter:	2-Nov-12
Second Quarter:	3-Aug-12	Fourth Quarter:	1-Mar-13

March 31, 2012	5

Financial Highlights (in thousands, except per share data)

	For the Three					For the Year
	Months Ended	For the Three Months Ended				Ended
	31-Mar-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11
Income Items:
Revenue:
Rental	$36,668	$31,099	$33,606	$33,672	$37,014	$135,391
Related party revenue	2,616	808	1,150	1,037	1,051	4,046
Other	34	7	6	7	29	49
Total revenue	39,318	31,914	34,762	34,716	38,094	139,486

Total expenses	33,900	28,288	31,201	31,772	33,685	124,946

Income before interest income, equity in earnings in non-consolidated REITs and taxes	5,418	3,626	3,561	2,944	4,409	14,540
Interest income	8	11	5	3	3	22
Equity in earnings in non-consolidated REITs	391	968	1,166	573	978	3,685

Income before taxes	5,817	4,605	4,732	3,520	5,390	18,247
Income tax expense	79	50	68	67	82	267

Income from continuing operations	5,738	4,555	4,664	3,453	5,308	17,980
Income from discontinued operations	—	620	3,370	(139)	(246)	3,605
Gain on sale of assets	—	19,592	2,347	—	—	21,939

Net income	$5,738	$24,767	$10,381	$3,314	$5,062	$43,524

FFO*	$19,571	$16,250	$20,140	$16,362	$18,457	$71,209

Per Share Data:
EPS	$0.07	$0.30	$0.13	$0.04	$0.06	$0.53
FFO*	0.24	0.20	0.25	0.20	0.22	0.87

Weighted Average Shares (diluted)	82,937	81,437	81,437	81,600	82,937	81,857

Balance Sheet Items:
Real estate, net	$1,001,863	$979,560	$976,131	$997,258	$1,006,221	$867,608
Other assets, net	436,665	387,342	327,633	348,526	402,440	402,440
Total assets, net	1,438,528	1,366,902	1,303,764	1,345,784	1,408,661	1,238,735
Total liabilities, net	527,181	435,801	377,374	413,784	487,294	487,294
Shareholders' equity	911,347	931,101	926,390	932,000	921,367	921,367

* See page 23 for a reconciliation of Net Income to FFO and page 24 for a definition of FFO

March 31, 2012	6

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

	For the Three					For the
	Months Ended	For the Three Months Ended				Year Ended
	31-Mar-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11

Revenue:
Rental	$36,668	$31,099	$33,606	$33,672	$37,014	$135,391
Related party revenue:
Management fees and interest income from loans	2,616	808	1,150	1,037	1,051	4,046
Other	34	7	6	7	29	49
Total revenue	39,318	31,914	34,762	34,716	38,094	139,486

Expenses:
Real estate operating expenses	9,077	8,730	8,765	9,328	9,862	36,685
Real estate taxes and insurance	5,813	4,759	5,228	5,020	5,426	20,433
Depreciation and amortization	13,256	10,745	12,029	12,351	13,124	48,249
Selling, general and administrative	2,077	1,645	1,602	1,654	2,012	6,913
Interest	3,677	2,408	3,578	3,419	3,261	12,666
Total expenses	33,900	28,287	31,202	31,772	33,685	124,946

Income before interest income, equity in earnings of non-consolidated REITs and taxes	5,418	3,627	3,560	2,944	4,409	14,540
Interest income	8	11	5	3	3	22
Equity in earnings of non-consolidated REITs	391	968	1,166	573	978	3,685

Income before taxes on income	5,817	4,606	4,731	3,520	5,390	18,247
Income tax expense	79	50	68	67	82	267

Income from continuing operations	5,738	4,556	4,663	3,453	5,308	17,980
Income from discontinued operations	—	620	3,370	(139)	(246)	3,605
Gain on sale of assets	—	19,592	2,347	—	—	21,939

Net income	$5,738	$24,768	$10,380	$3,314	$5,062	$43,524

Weighted average number of shares outstanding, basic and diluted	82,937	81,437	81,437	81,600	82,937	81,857

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.07	$0.06	$0.06	$0.04	$0.06	$0.22
Discontinued operations	—	0.01	—	(0.00)	(0.00)	0.04
Gains on sales of assets	—	0.24	0.03	—	—	0.27
Net income per share, basic and diluted	$0.07	$0.30	$0.13	$0.04	$0.06	$0.53

March 31, 2012	7

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2012	2011	2011	2011	2011
Assets:
Real estate assets:
Land	$137,503	$129,800	$129,800	$134,711	$137,503
Buildings and improvements	1,023,905	978,876	982,821	1,006,814	1,020,449
Fixtures and equipment	885	600	726	761	856
	1,162,293	1,109,276	1,113,347	1,142,286	1,158,808
Less accumulated depreciation	160,430	129,716	137,216	145,028	152,587
Real estate assets, net	1,001,863	979,560	976,131	997,258	1,006,221

Acquired real estate leases, net	87,073	85,290	81,455	91,585	91,613
Investment in non-consolidated REITs	87,061	88,652	88,654	88,225	87,598
Assets held for syndication, net	—	47,630	11,206	4,720	—
Assets held for sale	—	5,108	—	—	—
Cash and cash equivalents	29,283	49,488	28,881	44,047	23,813
Restricted cash	511	440	459	477	493
Tenant rent receivables, net	1,090	1,688	1,846	1,418	1,460
Straight-line rent receivable, net	31,932	20,838	23,745	26,067	28,545
Prepaid expenses	1,164	1,400	1,255	2,553	1,223
Related party mortgage loan receivable	172,286	60,116	61,916	61,916	140,516
Other assets	4,006	6,339	6,237	5,219	4,538
Deferred leasing commissions, net	22,259	20,353	21,979	22,299	22,641
Total assets	$1,438,528	$1,366,902	$1,303,764	$1,345,784	$1,408,661

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$494,000	$404,000	$345,000	$375,000	449,000
Term loan payable	—	—	—	—	—
Accounts payable and accrued expenses	23,311	20,562	21,431	28,258	26,446
Accrued compensation	446	603	1,070	1,383	2,222
Tenant security deposits	2,181	2,533	2,476	2,453	2,008
Other liabilities: derivative termination value	—	828	447	63	—
Acquired unfavorable real estate leases, net	7,243	7,275	6,950	6,627	7,618
Total liabilities	527,181	435,801	377,374	413,784	487,294

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	8	8	8	8	8
Additional paid-in capital	1,042,876	1,025,491	1,025,491	1,042,876	1,042,876
Accumulated other comprehensive loss	—	(828)	(447)	(63)	—
Accumulated distributions in excess of accumulated earnings	(131,537)	(93,570)	(98,662)	(110,821)	(121,517)
Total stockholders’ equity	911,347	931,101	926,390	932,000	921,367
Total liabilities and stockholders’ equity	$1,438,528	$1,366,902	$1,303,764	$1,345,784	$1,408,661

March 31, 2012	8

Condensed Consolidated Statements of Cash Flows (in thousands)

	Three Months Ended March 31,		Twelve Months Ended December 31
	2012	2011	2011	2010	2009

Cash flows from operating activities:
Net income	$5,738	$24,767	$43,524	$22,093	$27,872
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	—	(19,592)	(21,939)	—	(424)
Depreciation and amortization expense	13,763	11,109	50,261	39,627	36,561
Amortization of above market lease	40	(6)	(47)	1,362	3,359
Equity in earnings (losses) from non-consolidated REITs	(391)	(1,066)	(3,086)	(1,183)	(2,012)
Distributions from non-consolidated REITs	487	1,283	3,474	1,633	2,283
Increase in bad debt reserve	65	(375)	(365)	980	111
Changes in operating assets and liabilities:
Restricted cash	(18)	(20)	(73)	(86)	2
Tenant rent receivables	305	609	827	(1,120)	(564)
Straight-line rents	(1,517)	(2,303)	(9,878)	(4,249)	(1,879)
Prepaid expenses and other assets	93	88	1,611	865	907
Accounts payable and accrued expenses	(3,388)	(1,212)	4,213	(351)	2,760
Accrued compensation	(1,776)	(1,200)	419	387	(238)
Tenant security deposits	173	603	78	122	(66)
Payment of deferred leasing commissions	(641)	(2,819)	(8,058)	(10,515)	(2,659)

Net cash provided by operating activities	12,933	9,866	60,961	49,565	66,013

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(5,376)	(169,339)	(236,250)	(54,344)	(132,323)
Investment in non-consolidated REITs	(1)	(9)	(10)	(11)	(13,218)
Distributions in excess of earnings from non-consolidated REITs	442	484	1,582	3,537	3,345
Investment in related party mortgage loan receivable	(31,770)	(2,432)	(82,832)	(21,149)	(35,410)
Changes in deposits on real estate assets	—	200	200	(200)	—
Investment in assets held for syndication, net	—	(45,186)	2,230	1,319	8,159
Proceeds received on sales of real estate assets	—	89,382	96,790	—	672

Net cash used in investing activities	(36,705)	(126,900)	(218,290)	(70,848)	(168,775)

Cash flows from financing activities:
Distributions to stockholders	(15,758)	(15,473)	(62,177)	(60,586)	(55,313)
Proceeds (costs) from equity offering, net	—	(90)	17,295	21,868	114,695
Borrowings under New Revolver, net	45,000	404,000	449,000	—	—
Borrowings (repayments) under Revolver	—	(209,968)	(209,968)	100,960	41,540
Borrowing (repayment) of term loan payable, net	—	(74,850)	(74,850)	(150)	—
Deferred Financing Costs	—	(4,328)	(5,388)	—	—
Swap termination payment	—	(982)	(983)	—	—

Net cash provided by (used in) financing activities	29,242	98,309	112,929	62,092	100,922

Net decreases in cash and cash equivalents	5,470	(18,725)	(44,400)	40,809	(1,840)

Cash and cash equivalents, beginning of period	23,813	68,213	68,213	27,404	29,244

Cash and cash equivalents, end of period	$29,283	$49,488	$23,813	$68,213	$27,404

March 31, 2012	9

Property Net Operating Income (NOI): Cash & GAAP Basis (in thousands)

Property NOI Cash*

			Three Months	Year
			Ended	Ended	Three Months Ended
		31-Mar-12
Region	Division	Sq Feet	31-Mar-12	2012	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11

Eastern	Mideast	1,441	$4,485	$4,485	$3,476	$3,840	$3,573	$4,139

Midwest	East North Central	792	1,773	1,773	1,586	1,057	1,116	1,691
	West North Central	1,102	2,962	2,962	2,405	2,909	3,010	2,887
		1,894	4,735	4,735	3,991	3,966	4,126	4,578

South	Southeast	600	2,011	2,011	2,068	2,023	2,027	1,893
	Southwest	2,028	6,777	6,777	3,747	4,907	5,399	6,189
		2,628	8,788	8,787	5,815	6,930	7,426	8,082

West	Mountain	790	1,591	1,591	922	1,311	1,144	1,619
	Pacific	299	479	479	518	523	518	530
		1,089	2,070	2,070	1,440	1,834	1,662	2,149

Total		7,052	$20,078	$20,077	$14,722	$16,570	$16,787	$18,948

Property NOI GAAP*

			Three Months	Year
			Ended	Ended	Three Months Ended
		31-Mar-12
Region	Division	Sq Feet	31-Mar-12	2012	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11

Eastern	Mideast	1,441	$5,113	$5,113	$4,007	$4,486	$4,427	$5,157

Midwest	East North Central	792	1,999	1,999	1,552	1,027	1,164	2,017
	West North Central	1,102	2,991	2,991	2,886	2,986	3,040	2,935
		1,894	4,990	4,990	4,438	4,013	4,204	4,952

South	Southeast	600	2,055	2,055	1,572	2,093	2,117	1,988
	Southwest	2,028	7,158	7,158	4,629	6,558	6,173	6,777
		2,628	9,213	9,213	6,201	8,651	8,290	8,765

West	Mountain	790	1,720	1,720	1,162	1,715	1,494	1,927
	Pacific	299	558	558	555	577	600	621
		1,089	2,278	2,278	1,717	2,292	2,094	2,548

Total		7,052	$21,594	$21,594	$16,363	$19,442	$19,015	$21,422

*See page 27 for a reconciliation and definition of Net Income to Property NOI cash and Property NOI GAAP.

March 31, 2012	10

Capital Analysis (in thousands, except per share amounts)

	31-Mar-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11
Market Data:
Shares Outstanding	82,937	81,437	81,437	82,937	82,937
Closing market price per share	$10.60	$14.07	$12.91	$11.31	$9.95
Market capitalization	$879,136	$1,145,824	$1,051,357	$938,022	$825,227
Total Debt	494,000	404,000	345,000	375,000	449,000
Total Market Capitalization	$1,373,136	$1,549,824	$1,396,357	$1,313,022	$1,274,227

Dividend Data:
Total dividends paid	$15,758	$15,473	$15,473	$15,473	$15,758
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	80.5%	95%	76%	95%	86%

Liquidity:
Cash and cash equivalents	$29,283	$49,488	$28,881	$44,047	$23,813
Revolving credit facilities:
Gross potential available under current credit facilities	600,000	500,000	600,000	600,000	600,000
Less:
Outstanding balance	(494,000)	(404,000)	(345,000)	(375,000)	(449,000)
Total Liquidity	$135,283	$145,488	$283,881	$269,047	$174,813

*See page 23 for a reconciliation of Net Income to FFO and page 24 for a definition of FFO

March 31, 2012	11

Portfolio Overview

	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Owned portfolio of commercial real estate:
Number of properties	36	36	35	34	35
Square feet	7,052,068	7,052,068	6,929,891	6,747,815	6,845,176
Leased percentage	89%	89%	88%	87%	88%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	3
Square feet	2,004,953	2,001,542	1,998,575	1,996,457	1,995,932
Leased percentage	90%	87%	83%	82%	85%

Single Asset REITs (SARs) managed:
Number of properties	13	13	13	13	13
Square feet	3,322,570	3,322,639	3,322,638	3,322,569	3,325,694
Leased percentage	84%	80%	80%	79%	79%

Total owned, investments and managed properties:
Number of properties	52	52	51	50	51
Square feet	12,379,591	12,376,249	12,251,104	12,066,841	12,166,802
Leased percentage	88%	86%	85%	84%	85%

March 31, 2012	12

Regional Analysis and Map

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Emperor Boulevard	Durham	NC	East	259,531
Meadow Point	Chantilly	VA	East	138,537
Stonecroft	Chantilly	VA	East	111,469
Innsbrook	Glen Allen	VA	East	298,456
East Baltimore	Baltimore	MD	East	325,445
Loudoun Tech Center	Dulles	VA	East	135,888
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
909 Davis	Evanston	IL	MidWest	195,245
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
121 South 8th Street	Minneapolis	MN	MidWest	472,616
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Legacy Tennyson Center	Plano	TX	South	202,600
One Legacy Circle	Plano	TX	South	214,110
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
East Renner Road	Richardson	TX	South	122,300
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,405
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	197,527
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				7,052,068

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	264,857
303 East Wacker Drive	Chicago	IL	MidWest	844,953
Monument Circle	Indianapolis	IN	MidWest	213,609
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	536,056
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Union Centre	West Chester	OH	MidWest	409,798
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,797
Phoenix Tower	Houston	TX	South	623,944
Highland Place I	Centennial	CO	West	139,142
385 Interlocken	Broomfield	CO	West	295,891
Total				5,327,523

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	31-Mar-12	31-Mar-12

Mideast Division	8	1,441,088	20.4%	$ 224,433	88.3%
East Region Total	8	1,441,088	20.4%	224,433	88.3%
East North Central Division	4	791,849	11.2%	99,856	80.7%
West North Central	5	1,102,385	15.6%	105,577	95.3%
Midwest Region Total	9	1,894,234	26.8%	205,433	89.2%
Southeast	2	599,886	8.5%	117,888	94.6%
Southwest	10	2,027,979	28.8%	292,871	92.3%
South Region Total	12	2,627,865	37.3%	410,759	92.9%
Mountain	4	789,632	11.2%	125,151	80.9%
Pacific	3	299,249	4.3%	36,087	79.2%
West Region Total	7	1,088,881	15.5%	161,238	80.4%

Grand Total	36	7,052,068	100.0%	$ 1,001,863	89.0%

(a) NBV is for real estate assets, excluding intangibles

March 31, 2012	13

Owned Property List (in thousands)

					NBV (1)	% Leased
Division	Name	City	State	S.F.	31-Mar-12	31-Mar-12

Pacific	Hillview Center	Milpitas	CA	36	$ 4,083	100.0%
Pacific	Montague	San Jose	CA	146	17,760	100.0%
Mountain	380 Interlocken	Broomfield	CO	240	41,507	89.5%
Mountain	390 Interlocken	Broomfield	CO	242	41,502	96.4%
Mountain	Centennial Technology Center	Colorado Springs	CO	110	11,536	85.4%
Mountain	Greenwood Plaza	Englewood	CO	197	30,606	48.9%
Southeast	Blue Lagoon Drive	Miami	FL	213	46,581	100.0%
Southeast	One Overton Place	Atlanta	GA	387	71,307	91.7%
East North Central	Northwest Point	Elk Grove Village	IL	177	27,687	100.0%
East North Central	909 Davis	Evanston	IL	195	22,907	94.8%
East North Central	River Crossing	Indianapolis	IN	205	34,403	93.9%
Mideast	East Baltimore	Baltimore	MD	325	54,135	56.2%
East North Central	Southfield Centre	Southfield	MI	215	14,859	39.2%
West North Central	Eden Bluff	Eden Prairie	MN	153	14,061	100.0%
West North Central	121 South 8th Street	Minneapolis	MN	473	24,006	93.8%
West North Central	Timberlake	Chesterfield	MO	233	33,692	97.7%
West North Central	Timberlake East	Chesterfield	MO	116	17,108	85.9%
West North Central	Lakeside Crossing	Maryland Heights	MO	128	16,710	100.0%
Mideast	Park Seneca	Charlotte	NC	110	7,306	80.5%
Mideast	Forest Park	Charlotte	NC	62	6,012	100.0%
Mideast	Emperor Boulevard	Durham	NC	259	54,972	100.0%
Southwest	Addison Circle	Addison	TX	294	45,967	95.8%
Southwest	Liberty Plaza	Addison	TX	219	24,024	76.4%
Southwest	Park Ten	Houston	TX	156	18,518	81.2%
Southwest	Eldridge Green	Houston	TX	248	42,050	100.0%
Southwest	Park Ten Phase II	Houston	TX	157	29,983	100.0%
Southwest	Willow Bend Office Center	Plano	TX	117	18,515	77.4%
Southwest	Legacy Tennyson Center	Plano	TX	203	24,518	100.0%
Southwest	One Legacy Circle	Plano	TX	214	39,102	100.0%
Southwest	Collins Crossing	Richardson	TX	299	42,254	87.8%
Southwest	East Renner Road	Richardson	TX	122	7,940	100.0%
Mideast	Meadow Point	Chantilly	VA	139	22,635	100.0%
Mideast	Stonecroft	Chantilly	VA	111	18,835	100.0%
Mideast	Loudoun Tech Center	Dulles	VA	136	16,991	100.0%
Mideast	Innsbrook	Glen Allen	VA	298	43,546	98.3%
Pacific	Federal Way	Federal Way	WA	117	14,244	47.0%
				7,052	$ 1,001,863	89.0%

(1) NBV is for real estate assets, excluding intangibles

March 31, 2012	14

Properties with Annualized Rent per Square Foot

							Percentage	Annualized	Average
				Year Built			Leased as of	Rent as of	Annualized Rent
				or	Net Rentable	Leased	March 31,	as of March 31,	per Leased
Property Name	City	State	Type	Renovated	Square Feet	Sq. Ft.	2012 (a)	2012 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	Office	1969	109,550	88,233	80.54%	$ 1,368,916	$ 15.51
Forest Park	Charlotte	NC	Office	1999	62,212	62,212	100.00%	808,999	13.00
Meadow Point	Chantilly	VA	Office	1999	138,537	138,537	100.00%	3,562,762	25.72
Innsbrook	Glen Allen	VA	Office	1999	298,456	293,410	98.31%	3,214,059	10.95
East Baltimore	Baltimore	MD	Office	1989	325,445	183,027	56.24%	4,593,212	25.10
Loudoun Tech Center	Dulles	VA	Office	1999	135,888	135,888	100.00%	1,842,083	13.56
Stonecroft	Chantilly	VA	Office	2008	111,469	111,469	100.00%	4,194,445	37.63
Emperor Boulevard	Durham	NC	Office	2009	259,531	259,531	100.00%	8,327,973	32.09
East total					1,441,088	1,272,307	88.29%	27,912,448	21.94
Southfield Centre	Southfield	MI	Office	1977	214,697	84,205	39.22%	885,084	10.51
Northwest Point	Elk Grove Village	IL	Office	1999	176,848	176,848	100.00%	3,511,335	19.86
909 Davis Street	Evanston	IL	Office	2002	195,245	185,125	94.82%	7,071,410	38.20
River Crossing	Indianapolis	IN	Office	1998	205,059	192,533	93.89%	4,184,636	21.73
Timberlake	Chesterfield	MO	Office	1999	232,766	227,292	97.65%	4,431,314	19.50
Timberlake East	Chesterfield	MO	Office	2000	116,197	99,801	85.89%	2,384,775	23.90
Lakeside Crossing	Sl. Louis	MO	Office	2008	127,778	127,778	100.00%	3,244,444	25.39
Eden Bluff	Eden Praire	MN	Office	2006	153,028	153,028	100.00%	4,064,622	26.56
121 South 8th Street	Minneapolis	MN	Office	1974	472,616	443,225	93.78%	6,836,000	15.42
Midwest total					1,894,234	1,689,835	89.21%	36,613,620	21.67
Blue Lagoon Drive	Miami	FL	Office	2002	212,619	212,619	100.00%	4,465,755	21.00
One Overton Place	Atlanta	GA	Office	2002	387,267	355,109	91.70%	6,888,788	19.40
Willow Bend Office Center	Plano	TX	Office	1999	116,622	90,252	77.39%	712,644	7.90
Park Ten	Houston	TX	Office	1999	155,715	126,391	81.17%	3,547,574	28.07
Addison Circle	Addison	TX	Office	1999	293,787	281,503	95.82%	6,867,480	24.40
Collins Crossing	Richardson	TX	Office	1999	298,766	262,313	87.80%	5,940,700	22.65
Eldridge Green	Houston	TX	Office	1999	248,399	248,399	100.00%	7,274,525	29.29
Park Ten Phase II	Houston	TX	Office	2006	156,746	156,746	100.00%	4,310,985	27.50
Liberty Plaza	Addison	TX	Office	1985	218,934	167,159	76.35%	2,696,839	16.13
Denbury Park	Plano	TX	Office	1999/2008	202,600	202,600	100.00%	3,440,040	16.98
One Legacy Circle	Plano	TX	Office	2008	214,110	214,110	100.00%	6,604,183	30.84
East Renner Road	Richardson	TX	Office	1999	122,300	122,300	100.00%	958,812	7.84
South Total					2,627,865	2,439,501	92.83%	53,708,326	22.02
Centennial Technology Center	Colorado Springs	CO	Office	1999	110,405	94,296	85.41%	1,321,865	14.02
380 Interlocken	Broomfield	CO	Office	2000	240,184	214,912	89.48%	5,779,240	26.89
Greenwood Plaza	Englewood	CO	Office	2000	197,527	96,518	48.86%	1,668,615	17.29
390 Interlocken	Broomfield	CO	Office	2002	241,516	232,930	96.44%	6,256,999	26.86
Hillview Center	Milpitas	CA	Office	1984	36,288	36,288	100.00%	537,234	14.80
Federal Way	Federal Way	WA	Office	1982	117,010	54,965	46.97%	843,069	15.34
Montague Business Center	San Jose	CA	Office	1982	145,951	145,951	100.00%	1,923,541	13.18
West Total					1,088,881	875,860	80.44%	18,330,562	20.93

Grand Total					7,052,068	6,277,503	89.02%	$ 136,564,956	$ 21.75

(a) Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.

(b) Represents gross rental charges for the month of March 2012 (including month-to-month leases) multiplied by 12, which can result in unusual per square foot amounts calculated when there are free rent periods (usually with new leases).

(c) Represents the annualized rent as of March 2012 divided by leased square feet.

March 31, 2012	15

Owned Property Capital Expenditures (in thousands)

For the
Three Months
Ended
31-Mar-12
Tenant improvements	$3,014
Deferred leasing costs	2,196
Building improvements	746
Total	$5,956

					Year
	For the Three Months Ended				Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11
Tenant improvements	$2,506	$3,215	$5,092	$8,219	$19,032
Deferred leasing costs	2,819	2,567	1,324	1,348	8,058
Building improvements	449	876	754	747	2,826
Total	$5,774	$6,658	$7,170	$10,314	$29,916

					Year
	For the Three Months Ended				Ended
	31-Mar-10	30-Jun-10	29-Sep-10	31-Dec-10	31-Dec-10
Tenant improvements	$1,305	$935	$3,634	$1,126	$7,000
Deferred leasing costs	5,566	1,519	808	2,622	10,515
Building improvements	380	498	671	1,053	2,602
Total	$7,251	$2,952	$5,113	$4,801	$20,117

					Year
	For the Three Months Ended				Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$1,373	$912	$931	$1,528	$4,744
Deferred leasing costs	162	1,395	645	457	2,659
Building improvements	466	116	265	619	1,466
Total	$2,001	$2,423	$1,841	$2,604	$8,869

March 31, 2012	16

20 Largest Tenants with Annualized Rent and Remaining Term at March 31, 2012

			Remaining	Aggregate	% of Aggregate	Annualized	% of
	Tenant	Number of	Lease Term	Leased	Leased	Rent (1)	Aggregate
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	45	267,470	3.79%	$ 2,903,474	2.13%
2	Quintiles Transnational Corporation	1	84	259,531	3.68%	8,279,077	6.06%
3	CITGO Petroleum Corporation	1	119	248,399	3.52%	7,274,525	5.33%
4	Burger King Corporation	1	78	212,619	3.01%	4,465,755	3.27%
5	Denbury Onshore, LLC	2	52	202,600	2.87%	3,440,040	2.52%
6	RGA Reinsurance Company	2	33	185,501	2.63%	3,803,069	2.78%
7	SunTrust Bank	2	55,114	182,888	2.59%	2,827,072	2.07%
8	Citicorp Credit Services, Inc	1	57	176,848	2.51%	3,511,335	2.57%
9	C.H. Robinson Worldwide, Inc	1	111	153,028	2.17%	4,064,622	2.98%
10	Houghton Mifflin Company	1	60	150,050	2.13%	5,603,653	4.10%
11	Murphy Exploration & Production Company	1	61	144,677	2.05%	4,017,514	2.94%
12	Giesecke & Devrient America, Inc.	1	35	135,888	1.93%	1,842,083	1.35%
13	Monsanto Company	1	34	127,778	1.81%	3,244,444	2.38%
14	AT&T Services, Inc.	1	75	122,300	1.73%	958,812	0.70%
15	Vail Holdings, Inc.	1	84,132	122,232	1.73%	3,350,543	2.45%
16	Northrop Grumman Systems Corporation	1	73	111,469	1.58%	4,194,445	3.07%
17	Argo Data Resource Corporation	1	74	109,990	1.56%	2,690,829	1.97%
18	Alliance Data Systems	1	98,111	96,749	1.37%	2,890,424	2.12%
19	Federal National Mortgage Association	1	17	92,358	1.31%	1,863,613	1.36%
20	Amdocs, Inc. (a)	1	2,57	91,928	1.30%	1,816,393	1.33%

				3,194,303	45.30%	$ 73,041,723	53.48%

(a) Amdocs, Inc provided notice to contract by 10,388 sf as of 5/31/12

March 31, 2012	17

Tenant Analysis – 20 Largest Tenants Industry Profile (as a % of square feet at March 31, 2012)

March 31, 2012	18

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2012	221,088	3.1%
2013	474,097	6.7%
2014	428,487	6.1%
2015	802,138	11.4%
2016	923,880	13.1%
2017	735,496	10.4%
2018	667,492	9.5%
2019	637,782	9.0%
2020	174,958	2.5%
2021	590,748	8.4%
2022	475,730	6.7%
2023	145,607	2.1%
Vacant	774,565	11.0%

Total	7,052,068	100.0%

March 31, 2012	19

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring
March 31,	Year	Leases	Leases (a)	Leases	Leases
2012	99 (b)	221,088	4,443,127	20.10	3.25%
2013	52	474,097	10,829,714	22.84	7.93%
2014	43	428,487	8,009,056	18.69	5.86%
2015	41	802,138	16,563,276	20.65	12.13%
2016	36	923,880	17,751,291	19.21	13.00%
2017	27	735,496	18,370,793	24.98	13.45%
2018	13	667,492	14,982,881	22.45	10.97%
2019	11	637,782	15,858,692	24.87	11.61%
2020	8	174,958	4,245,992	24.27	3.11%
2021 and thereafter	26	1,212,085	25,510,134	21.05	18.68%
	356	6,277,503	136,564,956	21.75	100.00%
Vacancies as of 3/31/12		774,565
Total Portfolio Square Footage		7,052,068

(a) Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at March 31, 2012 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) The 44 leases are Month to Month

March 31, 2012	20

Percentage of Leased Space by Property

					First		Second		Third		Fourth		First
				% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter
			Square	as of	Average %	as of	Average %	as of	Average %	as of	Average %	as of	Average %
	Property Name	Location	Feet	31-Mar-11	Leased (2)	30-Jun-11	Leased (2)	30-Sep-11	Leased (2)	31-Dec-11	Leased (2)	31-Mar-12	Leased (2)

1	PARK SENECA	Charlotte, NC	109,550	78.5%	78.5%	80.1%	79.1%	80.9%	80.5%	80.6%	80.6%	80.5%	79.9%
2	HILLVIEW CENTER	Milpitas, CA	36,288	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
3	SOUTHFIELD	Southfield, MI	214,697	61.1%	61.0%	39.2%	41.7%	39.2%	39.2%	39.2%	39.2%	39.2%	39.2%
4	FOREST PARK	Charlotte, NC	62,212	77.5%	77.5%	100.0%	85.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
5	CENTENNIAL	Colorado Springs, CO	110,405	66.9%	66.9%	66.9%	66.9%	66.9%	66.9%	85.4%	73.0%	85.4%	85.4%
6	MEADOW POINT	Chantilly, VA	138,537	100.0%	98.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
7	TIMBERLAKE	Chesterfield, MO	232,766	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%
8	FEDERAL WAY	Federal Way, WA	117,010	42.0%	38.5%	42.0%	42.0%	42.0%	42.0%	47.0%	44.3%	47.0%	47.0%
9	NORTHWEST POINT	Elk Grove Village, IL	176,848	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
10	TIMBERLAKE EAST	Chesterfield, MO	116,197	100.0%	100.0%	100.0%	100.0%	85.9%	90.6%	85.9%	85.9%	85.9%	85.9%
11	PARK TEN	Houston, TX	155,715	98.8%	95.4%	98.8%	98.8%	98.8%	98.8%	81.2%	81.2%	81.2%	81.2%
12	MONTAGUE	San Jose, CA	145,951	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
13	ADDISON	Addison, TX	293,787	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%
14	COLLINS CROSSING	Richardson, TX	298,766	79.1%	79.1%	79.7%	79.3%	88.4%	88.4%	88.4%	88.4%	87.8%	87.8%
15	GREENWOOD PLAZA	Englewood, CO	197,527	60.1%	60.1%	54.3%	58.2%	54.3%	54.3%	48.9%	48.4%	48.9%	48.9%
16	RIVER CROSSING	Indianapolis, IN	205,059	93.8%	93.8%	93.5%	93.4%	93.5%	93.5%	93.5%	93.5%	93.9%	93.1%
17	LIBERTY PLAZA	Addison, TX	218,934	75.6%	74.3%	75.6%	75.6%	68.6%	68.0%	77.9%	74.8%	76.4%	77.4%
18	INNSBROOK	Glen Allen, VA	298,456	60.8%	61.0%	63.7%	67.3%	86.8%	78.8%	98.3%	90.7%	98.3%	98.3%
19	380 INTERLOCKEN	Broomfield, CO	240,184	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%	89.5%	86.5%
20	BLUE LAGOON	Miami, FLA	212,619	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
21	ELDRIDGE GREEN	Houston, TX	248,399	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
22	WILLOW BEND	Plano, TX	116,622	67.0%	63.2%	83.1%	76.8%	83.1%	83.1%	83.1%	83.1%	77.4%	77.4%
23	ONE OVERTON PARK	Atlanta, GA	387,267	92.4%	92.4%	91.1%	91.5%	90.4%	90.6%	89.3%	90.0%	91.7%	90.9%
24	390 INTERLOCKEN	Broomfield, CO	241,516	95.9%	95.9%	95.9%	95.9%	96.6%	96.9%	93.4%	94.3%	96.4%	94.6%
25	EAST BALTIMORE	Baltimore, MD	325,445	84.5%	84.3%	55.7%	55.5%	55.7%	55.7%	55.7%	55.7%	56.2%	55.9%
26	PARK TEN PHASE II	Houston, TX	156,746	100.0%	99.1%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
27	LAKESIDE CROSSING I	Maryland Heights, MO	127,778	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
28	LOUDOUN TECH	Dulles, VA	135,888	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
29	4807 STONECROFT	Chantilly, VA	111,469	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
30	EDEN BLUFF	Eden Prairie, MN	153,028	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
31	121 SOUTH EIGHTH ST	Minneapolis, MN	472,616	92.2%	92.2%	92.5%	92.1%	93.6%	93.1%	93.6%	93.6%	93.8%	93.8%
32	EMPEROR BOULEVARD	Durham, NC	259,531	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
33	LEGACY TENNYSON CTR	Plano, TX	202,600	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
34	ONE LEGACY	Plano, TX	214,110	89.7%	89.7%	100.0%	94.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
35	909 DAVIS	Evanston, IL	195,245	n/a	n/a	n/a	n/a	94.8%	94.8%	94.8%	94.8%	94.8%	94.8%
36	1410 EAST RENNER	Richardson, TX	122,300	n/a	n/a	n/a	n/a	n/a	n/a	100.0%	100.0%	100.0%	100.0%

	TOTAL WEIGHTED AVERAGE (3)		7,052,068	88.4%	87.4%	86.9%	86.9%	88.1%	87.7%	88.7%	88.1%	89.0%	88.8%

(1) % Leased as of month's end includes all leases that expire on the last day of the quarter.

(2) Average quarterly percentage is the average of the end of the month leased percentage for each of the 3 months during the quarter.

(3) First & Second Quarter Totals include Bollman Place (98,745 sf) located Maryland, which sold in June.

March 31, 2012	21

Capital Recycling ($ in thousands)

Recent Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price

2011
Emperor Boulevard	NC/East	Office	259,531	3/4/11	$ 75,800
Legacy Tennyson Center	TX/South	Office	202,600	3/10/11	37,000
One Legacy Circle	TX/South	Office	214,110	3/24/11	52,983
909 Davis	IL/Midwest	Office	195,245	9/30/11	37,062
East Renner Road	TX/South	Office	122,300	10/6/11	11,282

2010
121 South 8th Street	MN/Midwest	Office	474,646	6/29/10	39,405

2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

Recent Dispositions:
					Net Sales	Gain (Loss)
	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
2011
Fairview	VA/East	Office	252,613	1/21/11	$ 89,382	$ 19,592
Bolman	MD/East	Industrial	98,745	6/24/11	7,408	2,346

2007
Piedmont Center	SC/East	Office	144,029	1/31/07	5,830	(4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

March 31, 2012	22

FFO Reconciliation (in thousands, except per share amounts)

	For the Three Months Ended:					For the Year Ended:
	31-Mar-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	2011	2010	2009	2008	2007

Net income	$5,738	$24,767	$10,381	$3,314	$5,062	$43,524	$22,093	$27,872	$24,572	$61,085
(Gain) Loss on sale of assets	—	(19,593)	(2,346)	—	—	(21,939)	—	(424)	—	(23,789)
GAAP income from non-consolidated REITs	(391)	(1,773)	(1,166)	(573)	(978)	(4,490)	(1,190)	(2,012)	(1,953)	472
Distributions from non-consolidated REITs	929	1,767	1,215	1,104	970	5,056	5,170	5,628	4,802	1,806
Acquisition costs	—	269	9	185	157	620	125	643	—	—
Depreciation & amortization	13,295	10,812	12,047	12,332	13,248	48,439	40,724	39,652	26,146	35,475
Funds From Operations (FFO)	$19,571	$16,249	$20,140	$16,362	$18,459	$71,210	$66,922	$71,359	$53,567	$75,049

Per Share Data:
EPS	$0.07	$0.30	$0.13	$0.04	$0.06	$0.55	$0.28	$0.38	$0.35	$0.86
FFO	0.24	0.20	0.25	0.20	0.23	0.89	0.84	0.98	0.76	1.06

Weighted Average Shares (basic and diluted)	82,937	81,437	81,437	81,600	81,600	79,826	79,826	73,001	70,481	70,651

March 31, 2012	23

FFO Definition

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2012	24

Funds Available for Distribution (FAD) Reconciliation and Definition (in thousands, except per share amounts)

	For the Three Months Ended:
	31-Mar-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10

Net income	$5,738	$24,767	$10,381	$3,314	$5,062	$5,562	$5,954	$4,757	$5,820
(Gain) Loss on sale of assets	—	(19,593)	(2,346)	—	—	—	—	—	—
GAAP income from non-consolidated REITs	(391)	(1,773)	(1,166)	(573)	(978)	(253)	(380)	(404)	(153)
Distributions from non-consolidated REITs	929	1,767	1,215	1,104	970	1,407	1,324	1,192	1,247
Acquisition costs	—	269	9	185	157	—	129	(4)	—
Depreciation & amortization	13,295	10,812	12,047	12,332	13,248	9,934	9,675	10,510	10,605
Funds From Operations (FFO)	$19,571	$16,249	$20,140	$16,362	$18,459	$16,650	$16,702	$16,051	$17,519

Funds Available for Distribution:
Funds From Operations (FFO)	19,571	16,249	20,140	16,362	18,459	16,650	16,702	16,051	17,519
Straight-line rent	(1,516)	(2,303)	(2,873)	(2,228)	(2,474)	(1,018)	(740)	(1,203)	(1,288)
Capital expenditures	(746)	(449)	(876)	(754)	(747)	(380)	(498)	(671)	(1,053)
Funds Available for Distribution (FAD)	$17,309	$13,497	$16,391	$13,380	$15,238	$15,252	$15,464	$14,177	$15,178

Per Share Data:
EPS	$0.07	$0.30	$0.13	$0.04	$0.06	$0.07	$0.07	$0.06	$0.07
FFO	0.24	0.20	0.25	0.20	0.22	0.21	0.21	0.20	0.22
FAD	0.21	0.17	0.20	0.16	0.18	0.19	0.19	0.18	0.19

Weighted Average Shares (basic and diluted)	82,937	81,437	81,437	81,600	82,937	79,681	79,681	79,751	80,187

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2012	25

EBITDA Reconciliation and Definition (in thousands, except ratio amounts)

						Year					Year
	For the Three Months Ended:					Ended	For the Three Months Ended:				Ended
	31-Mar-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10

Net income	$5,738	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,954	$4,757	$5,820	$22,093
Interest expense	3,677	2,408	3,578	3,419	3,261	12,666	1,652	1,735	1,892	2,004	7,283
Depreciation and amortization	13,295	10,812	12,047	12,332	13,248	48,439	9,934	9,675	10,510	10,605	40,724
Income taxes	79	50	68	67	82	267	(68)	5	(37)	317	217
EBITDA	22,789	38,037	26,074	19,132	21,653	104,896	17,080	17,369	17,122	18,746	70,317

Interest expense	$3,677	$2,408	$3,578	$3,419	$3,261	$12,666	$1,652	$1,735	$1,892	$2,004	$7,283
Scheduled principal payments (1)	—	—	—	—	—	—	—	—	—	150	150
Interest and scheduled principal payments	$3,677	$2,408	$3,578	$3,419	$3,261	$12,666	$1,652	$1,735	$1,892	$2,154	$7,433

Interest coverage ratio	6.20	15.80	7.29	5.60	6.64	8.28	10.34	10.01	9.05	9.35	9.65

Debt service coverage ratio	6.20	15.80	7.29	5.60	6.64	8.28	10.34	10.01	9.05	8.70	9.46

(1) Scheduled principal payments exclude repayment of our Term Loan on February 22, 2011 in its entirety.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

March 31, 2012	26

Reconciliation of Net Income to Property NOI: Cash & GAAP Basis and Definition (in thousands)

	Three Months Ended					2011	Three Months Ended				2010
	31-Mar-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	Total	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	Total

Net Income	$5,738	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,954	$4,757	$5,820	$22,093
Add (deduct):
Investment banking segment net loss (income)	—	(160)	(3,274)	139	(132)	(3,427)	479	(263)	401	(1,352)	(735)
Gain on sale of assets	—	(19,592)	(2,346)	—	—	(21,938)	—	—	—	—	—
Management fees (before elimination)	(488)	(364)	(428)	(439)	(563)	(1,794)	(484)	(359)	(362)	(535)	(1,740)
Depreciation and Amortization	13,256	10,781	12,065	12,279	13,195	48,320	9,184	9,205	10,348	10,453	39,190
Amortization of favorable leases	40	(39)	(23)	(57)	72	(47)	716	432	96	119	1,363
Selling, general and administrative	2,077	1,644	1,602	1,656	2,011	6,913	1,447	1,854	1,400	1,698	6,399
Interest expense	3,677	2,408	3,578	3,419	3,260	12,665	1,652	1,736	1,892	2,003	7,283
Interest income	(2,340)	(600)	(910)	(790)	(810)	(3,110)	(338)	(374)	(431)	(491)	(1,634)
Equity in earnings of nonconsolidated REITs	(391)	(968)	(1,166)	(573)	(978)	(3,685)	(253)	(380)	(404)	(229)	(1,266)
Non-property specific income and expenses, net	25	(1,514)	(37)	67	305	(1,179)	461	690	421	(268)	1,304
GAAP Property NOI	21,594	16,363	19,442	19,015	21,422	76,242	18,426	18,495	18,118	17,218	72,257
Straight-line rent	(1,516)	(1,641)	(2,872)	(2,228)	(2,474)	(9,216)	(1,020)	(1,339)	(1,202)	(1,281)	(4,842)
Cash Property NOI	$20,078	$14,722	$16,570	$16,787	$18,948	$67,026	$17,406	$17,156	$16,916	$15,937	$67,415

GAAP Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The Company also presents this on a cash basis (Cash Property NOI), which is GAAP Property NOI after eliminating the effects of straight-line rent. GAAP Property NOI and Cash Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

March 31, 2012	27

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com